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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1999



TRANSFERS AMONG INVESTMENT OPTIONS

     The following supplements the disclosure under "Transfers Among Investment Options."

"Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. However, the contract is not designed for professional market timing organizations or other entities or persons engaging in programmed, frequent or large exchanges (collectively, "market timers") to speculate on short-term movements in the market since such activity may be disruptive to the Trust portfolios and increase their transaction costs. Therefore, in order to prevent excessive use of the exchange privilege, we reserve the right to (a) reject or restrict any specific purchase and exchange requests and (b) impose specific limitations with respect to market timers including restricting exchanges by market timers to certain variable investment options (transfers by market timers into or out of fixed investment options is not permitted)."

INFORMATION REGARDING THE ULTIMATE PARENT COMPANY OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

     The second paragraph under "The Manufacturers Life Insurance Company of New York" is amended and restated as follows:

"On January 20, 1998, the Board of Directors of The Manufacturers Life Insurance Company ("Manulife"), our ultimate parent company, announced that it had asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to a publicly traded, shareholder-owned company. On May 19, 1999 this plan was approved by the Board of Directors of Manulife and on July 29, 1999, Manulife's eligible policyholders voted in favor of demutualization. Provided that all necessary regulatory approvals are obtained, Manulife expects that demutualization will take place in Autumn, 1999."

CHANGE IN HOME OFFICE ADDRESS

     Effective August 23, 1999, the address of the Company's home office will be:

                  100 Summit Lake Drive
                  Second Floor
                  Valhalla, New York  10595

The address of the Annuity Service Office will not change, however.




                         SUPPLEMENT DATED JULY 30, 1999


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